                                                                    EXHIBIT 99.1


                  KMART CORPORATION ANNOUNCES STRATEGIC ACTIONS
                        TO ENHANCE FINANCIAL PERFORMANCE

               STORE, INVENTORY AND SYSTEMS TECHNOLOGY INITIATIVES
                AIMED AT IMPROVING COMPANY'S COMPETITIVE POSITION

            SECOND QUARTER, YEAR-END PERFORMANCE EXPECTATIONS REDUCED

TROY, MICH., JULY 25, 2000 - Kmart Corporation (NYSE: KM) today announced a series of strategic actions aimed at strengthening the Company's financial performance by enhancing the productivity of its store base, inventory and information systems. These initiatives include closing stores, accelerating certain inventory reductions and redefining Kmart's information technology strategy. As a result of these initiatives, Kmart will record a pretax charge of $740 million.

Kmart also announced, it anticipates that its earnings for the Second Quarter 2000 and for the year, excluding the $740 million pretax charge, will be below expectations.

"A non-competitive customer experience, supply chain and store execution have led to inadequate financial performance. To make Kmart a stronger and more competitive business model, we must take swift and decisive action to improve our return on invested capital and create a heightened sense of urgency around asset productivity," said Chuck Conaway, Chairman and CEO. "With these actions behind us in 2000, we can focus our resources and energies on expediting supply chain infrastructure improvements, building a customer-focused culture, and developing new marketing initiatives so that we can create a new position in the marketplace and develop a sustainable bond with our customers."


                                    - more -

KMART STRATEGIC ACTIONS                                          2-2-2-2

Store Closings
Applying more rigorous competitive standards that reflect customer expectations and return on invested capital, Kmart management has identified 72 stores that do not fit the Company's long-term plans. While in most cases these stores are marginally profitable, it was determined they did not justify the related capital investment due to a variety of factors such as their location and their suitability for expansion. A total of 66 traditional Kmart and 6 Super Kmart stores will close, most by November 1, 2000. (These closing stores are listed at the end of this press release.)

Kmart will take a pretax charge of $300 million in the second quarter to record a reserve related to store closing costs, and a pretax charge of $75 million to reflect the anticipated value of inventory at the closed locations.

Inventory Reduction
Kmart management also has set more aggressive performance levels for its inventory. An assessment of inventory productivity during the second quarter indicated that certain inventories should be reduced significantly to improve Kmart's return on investment. To achieve this objective, Kmart will accelerate planned inventory reductions through chain-wide clearance sales and liquidation sales at the stores slated to be closed. A pretax charge of $290 million will be taken to state the inventory at its net realizable value.

Information Technology
As a result of an ongoing assessment of its information technology infrastructure, Kmart determined in the Second Quarter that certain systems previously under development and related hardware are no longer applicable. This action and others will result in a pretax charge of $75 million.


                                    - more -

KMART STRATEGIC ACTIONS                                          3-3-3-3

In 2000, Kmart will invest a total of $460 million to upgrade its information systems and $210 million to improve its distribution and logistics network. Major initiatives underway include the installation of new scanners in all stores to dramatically speed-up the check-out process; new registers in the company's 300 highest volume stores; and new systems to help Kmart's merchants monitor and manage inventory. Kmart is also enlarging two distribution centers, and installing new sorting equipment and expanding the number of shipping and receiving doors.

Second-Quarter Earnings
Excluding the special charges resulting from these initiatives, Kmart currently expects its second quarter earnings from operations to be in the range of $.04 to $.07 per share. Full-year earnings from operations for 2000, excluding the $740 million pretax charge, will likely be lower than last year and below expectations. Kmart will report its second quarter results on August 10, 2000.

Following are 66 stores, listed by state, most of which will be closed as of November 1, 2000. Additionally, there are six other stores in the states of California, Ohio and New York which will be closed later this year. Employees of the stores will have the opportunity to apply for jobs at other Kmart locations. (*Asterisks denote Super Kmart stores.)

Alabama           727 North 9th Ave., Bessemer
                  1840 Douglas Ave., Brewton

Arizona           8515 N W Grand Ave., Peoria

Arkansas          4124 East McCain Blvd., North Little Rock

                                    - more -

KMART STRATEGIC ACTIONS                                          4-4-4-4
California                 5400 Auburn Blvd., Sacramento
                           510 E. Virginia Way, Barstow
                           150 Beach Rd., Marina
                           1095 South Pulllman, Anaheim*
                           2761 Jensen Ave., Sanger*
                           1388 East Main St., Woodland
                           910 N. Main St., Bishop

Florida                    13355 US Hwy. 1, Sebastian
                           945 West Hwy. 436, Altamonte Springs
                           1200 Homestead Rd., North, Lehigh Acres
                           3701 Tamiami Trail East, Naples
                           13100 66th Street N, Largo
                           3941 Cattleman Rd., Sarasota
                           1280 Palm Coast Pkwy, SW, Palm Coast

Georgia                    240 Banks Crossing, Fayetteville
                           1701 Mountain Industrial, Stone Mountain
                           1106 North St. Augustine, Valdosta*

Illinois                   6435 W. Diversey, Chicago
                           17W734 22nd Street, Oakbrook Terrace
                           21000 S. Cicero Ave., Matteson
                           1500 S. Elmhurst Rd., Mount Prospect
                           1050 North Rte. 53, Addison
                           510 South Rte. 59, Naperville
                           450 Airport Rd., Elgin
                           1555 South Lake St., Mundelein
                           750 East Rand, Arlington Heights

Indiana                    750 Clifty Dr., Madison
                           305 E. Hwy. 131, Clarksville

Kansas                     4301 State Ave., Kansas City
                           13110 W. 62nd Terr., Shawnee

Kentucky                   400 Campbellsville Bypass, Campbellsville

Louisiana                  St. Charles Plaza, 12717 Hwy. 90, Luling
                           2800 S. MacArthur Dr., Alexandria*

Maryland                   744 Cambridge Plaza, Cambridge

Michigan                   3900 E. Outer Dr., Sherwood Plaza, Detroit
                           3175 Alpine Ave. NW, Walker

Minnesota                  5930 Earle Brown Dr., Brooklyn Center

                                    - more -

KMART STRATEGIC ACTIONS                                          5-5-5-5

Mississippi                3174 Bienville Blvd., Ocean Springs
                           597 Beasley Rd., Jackson*

Missouri                   1717 Rangeline Rd., Joplin
                           915 S. Jefferson Ave., Lebanon
                           1225 S. Kirkwood Rd., Kirkwood
                           3200 Laciede Station Rd., Maplewood
                           3861 Gravois Ave., St. Louis

Montana                    611 S. Haynes St., Miles City
                           4400 Tenth Ave. S, Great Falls

New Hampshire              Mountain Valley Mall, Rte. 16, North Conway

New York                   4930 State Hwy. 30, Amsterdam*

North Carolina             1402 Western Blvd., Parkhill Shopping Center, Tarboro

Ohio                       1830 E. Main St., Kent
                           445 Midway Blvd., Elyria
                           2500 W. State St., Carnation Mall, Alliance

Oregon                     1475 Mount Hood Hwy., Woodburn
                           63455 Hwy. 97N, Bend

Pennsylvania               70 98 E. Forrest Ave., Shrewsbury
                           24 Airport Square, North Wales
                           2400 Rte. 61, Coal Township

Rhode Island               288 E. Main Rd., Main Shopping Plaza, Middletown

Texas                      4902 Fredericksburg Rd., San Antonio

Washington                 1015 S. Boone, Aberdeen

West Virginia              701 Oakvale Rd., Princeton

Wisconsin                  2400 W. College Ave., Appleton

                                    - more -

KMART STRATEGIC ACTIONS                                          6-6-6-6

Kmart Corporation serves America with 2,165 Kmart, Big Kmart and Super Kmart retail outlets. In addition to serving all 50 states, Kmart operations extend to Puerto Rico, Guam and the U.S. Virgin Islands. More information about Kmart is available on the World Wide Web at www.bluelight.com in the "About Kmart" section.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements, other than those based on historical facts, which address activities, events, or developments that the company expects or anticipates may occur in the future are forward-looking statements which are based upon a number of assumptions concerning further conditions that may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in any forward-looking statements. The company's ability to achieve such results is subject to certain risks and uncertainties, including, but not limited to, economic and weather conditions which affect buying patterns of the company's customers, changes in consumer spending and the company's ability to anticipate buying patterns and implement appropriate inventory strategies, continued availability of capital and financing, competitive factors, and other factors affecting business beyond the company's control. Consequently, all of the forward-looking statements are qualified by these cautionary statements and there can be no assurance that the results or developments anticipated by the company will be realized or that they will have the expected effects on the company or its business operations.